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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                          Select Medical Corporation
                          --------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                                        23-2872718
             --------                                        ----------
(State of incorporation or organization)        (IRS Employer Identification No.)

             4716 Old Gettysburg Road, Mechanicsburg, PA     17055
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this Form relates:
333-48856

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

        Title of each class             Name of each exchange on which
        to be so registered             each class is to be registered

               None.
        -------------------             ------------------------------

        -------------------             ------------------------------


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                       Common Stock, par value $.01 per share
                       --------------------------------------
                                (Title of class)

                       --------------------------------------
                                (Title of class)
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          A complete description of the Common Stock, par value $.01 per share, of Select Medical Corporation (the "Registrant") which is to be registered hereunder is contained under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-48856), filed by the Registrant with the Securities and Exchange Commission on October 27, 2000, as amended from time to time (the "Registration Statement"). Such description is hereby incorporated by reference.

ITEM 2. EXHIBITS

          The following exhibits are filed as part of this Registration
          Statement:

   Exhibit
   Number      Document
   --------    --------

    1.1         Specimen Certificate for Registrant's Common Stock
    2.1         Form of Restated Certificate of Incorporation -- incorporated herein by reference to
                Exhibit 3.1 to the Registration Statement.
    2.2         Form of Amended and Restated Bylaws -- incorporated herein by reference to Exhibit
                3.2 to the Registration Statement.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    SELECT MEDICAL CORPORATION

                                    By /s/ Robert A. Ortenzio
                                       _________________________
                                       Robert A. Ortenzio
                                       President and Chief Operating Officer

     Date:  March 30, 2001